ING EQUITY TRUST

                                                                 EXHIBIT (d)(19)

Michael J. Roland
Executive Vice President
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ  85258-2034


                                              November 22, 2002


      Pursuant to Section 1 of the Investment Management Agreement dated May 9, 2001, as amended, between ING Equity Trust (formerly Pilgrim Equity Trust) and ING Investments, LLC (successor by merger to ING Pilgrim Investments, LLC) (the "Agreement") we hereby notify you of our intention to retain you as Manager to render investment advisory services to ING Principal Protection Fund V, a newly established series of ING Equity Trust, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the "ING Principal Protection Fund VI" to Schedule A of the Agreement. The Amended and Restated Schedule A, with the annual investment management fee indicated for the series, is attached hereto.

      Please signify your acceptance to act as Manager under the Agreement with respect to ING Principal Protection Fund V by signing below.

                                                  Very sincerely,



                                                  Robert S. Naka
                                                  Senior Vice President
                                                  ING Equity Trust

ACCEPTED AND AGREED TO:
ING Investments, LLC



By_______________________________
        Michael J. Roland
        Executive Vice President


491692.1.02                         Tel: 480-477-3000          ING Equity Trust
7337 E. Doubletree Ranch Rd.        Fax: 480-477-2700
Scottsdale, AZ 85258-2034           www.ingfunds.com
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                          FORM OF AMENDED AND RESTATED
                                   SCHEDULE A

                               WITH RESPECT TO THE

                         INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                                ING EQUITY TRUST
                         (FORMERLY PILGRIM EQUITY TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                               ANNUAL INVESTMENT
SERIES                         MANAGEMENT FEE                            APPROVED BY BOARD          REAPPROVAL DATE
------                         --------------                            -----------------          ---------------
ING Principal                  Offering Phase           0.25%            May 9, 2001                May 9, 2003
Protection Fund                Guarantee Period         0.80%
                               Index Plus
                               LargeCap Period          0.60%

ING Principal                  Offering Phase           0.25%            November 2, 2001           September 1, 2003
Protection Fund II             Guarantee Period         0.80%
                               Index Plus
                               LargeCap Period          0.60%

ING Principal                  Offering Phase           0.25%            February 26, 2002          September 1, 2003
Protection                     Guarantee Period         0.80%
Fund III                       Index Plus
                               LargeCap Period          0.60%

ING Principal                  Offering Phase           0.25%            May 24, 2002               September 1, 2003
Protection                     Guarantee Period         0.80%
Fund IV                        Index Plus
                               LargeCap Period          0.60%

ING Principal                  Offering Phase           0.25%            August 20, 2002            September 1, 2003
Protection                     Guarantee Period         0.80%
Fund V*                        Index Plus
                               LargeCap Period          0.60%

ING Principal                  Offering Phase           0.25%            November 22, 2002          November 22, 2002
Protection                     Guarantee Period         0.80%
Fund VI*                       Index Plus
                               LargeCap Period          0.60%

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*     This Amended and Restated Schedule A will be effective with respect to the
      Fund upon the effective date of the initial Registration Statement with respect to the Fund.